UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARCUS & MILLICHAP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding MARCUS the Availability & of Proxy MILLICHAP, Materials for the Annual INC Meeting . of Stockholders of To Be Held On: Thursday, May 1, 2025 at 2:00 p.m. Pacific Time virtually at https://web.lumiconnect.com/204691330 (password: Mm2025) COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before April 17, 2025. Please visit http://www.astproxyportal.com/ast/18576, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO OBTAIN TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers) PROXY MATERIALS: E-MAIL: help@equiniti.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting date. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/204691330 (password: Mm2025) and be sure to have your control number available. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may vote by telephone until 11:59 p.m Eastern Time the day before the meeting date. MAIL: You may request a proxy card by following the instructions above. 1. Election of three class III directors. ominee #12 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent Nominee registered public accounting firm for the year ending December 31, 2025. O #13 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please note that you cannot use this notice to vote by mail.

MARCUS ANNUAL MEETING & MILLICHAP, OF STOCKHOLDERS OF INC. May 1, 2025 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as COMPANY NUMBER soon as possible. VIRTUALLY AT THE MEETING—The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet ACCOUNT NUMBER please visit https://web.lumiconnect.com/204691330 (password: Mm2025) and be sure to have your control number available. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18576 ————————— Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ———————— 20330304000000000000 5 050125 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 3, AND FOR “ONE YEAR” IN PROPOSAL x 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of three class III directors: 2. To ratify the appointment of Ernst & Young LLP as the FOR AGAINST ABSTAIN NOMINEES: Company’s independent registered public accounting firm for the FOR ALL NOMINEES George Marcus year ending December 31, 2025. O M. O George T. Shaheen 3. To approve, on an advisory basis, the compensation of the FOR AGAINST ABSTAIN WITHHOLD AUTHORITY O Don C. Watters Company’s named executive officers as disclosed in the proxy FOR ALL NOMINEES statement. FOR (See ALL instructions EXCEPT below) 1 YEAR 2 YEARS 3 YEARS ABSTAIN 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” In their discretion, the proxies are authorized to vote upon such other business and fill in the circle next to each nominee you wish to withhold, as shown here: as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, “FOR” Proposals 2 and 3, and for “ONE YEAR” in Proposal 4. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To and change indicate the your address new address on your in account, the address please space check above the box . Please at the right note that submitted changes via this to method the registered . name(s) on the account may not be Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign ..exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .